United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-02383

                        AllianceBernstein Bond Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: June 30, 2003

                     Date of reporting period: June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Corporate Fixed Income
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein Bond Fund
Corporate Bond Portfolio


Annual Report -- June 30, 2003




Investment Products Offered
-------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.





August 15, 2003

Annual Report

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. All of Alliance Capital's domestic mutual funds have been renamed AllianceBernstein.

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2003.

Investment Objectives and Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. While the Portfolio invests primarily in investment-grade debt securities, it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended June 30, 2003. For comparison, we have included the Lehman Brothers (LB) Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average"), the average performance of a group of corporate bond funds with similar objectives to the Portfolio.

INVESTMENT RESULTS*
Periods Ended June 30, 2003


                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Bond Fund Corporate
Bond Portfolio
   Class A                     12.05%            20.75%
------------------------------------------------------------
   Class B                     11.61%            19.85%
------------------------------------------------------------
   Class C                     11.60%            19.85%
------------------------------------------------------------
Lehman Brothers Long BAA
U.S. Credit Index              13.20%            24.08%
------------------------------------------------------------
Lipper Corporate Debt
BBB-Rated Funds Average         6.78%            12.89%
------------------------------------------------------------

* The Portfolio's investment results are returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Lehman Brothers (LB) Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1


    securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended June 30, 2003, the Lipper Average consisted of 183 and 162 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Bond Fund Corporate Bond Portfolio.

   Additional investment results appear on page 6.

For the six- and 12-month periods ended June 30, 2003, the Portfolio underperformed its benchmark, the LB Long BAA U.S. Credit Index. However, the Fund significantly outperformed the Lipper Average of corporate BBB-rated debt funds. Relative to the LB Long BAA U.S. Credit Index, underperformance was attributable to the Portfolio's maintaining a much shorter duration strategy in the second quarter, in an environment of declining interest rates.

Security selection among high yield issues and an overweight position in cable/media and utilities contributed positively to performance. Relative to the Lipper Average, the Portfolio's outperformance was mainly due to the strong performance of the high yield sector relative to investment grade corporates, as high yield positions comprised approximately 20%-25% of the Portfolio throughout the period. Another positive contributor to performance was the Portfolio's position, held throughout most of the first half of the year, in long Russia paper. This credit outperformed most investment grade and high yield issues.

Market Review and Investment Strategy

Business conditions worsened in the first quarter of the year, despite record high corporate cash flow, signs of consumer strength in rising building permits and a new high in the mortgage refinance index. The U.S. economy contracted in February and March, in part because of bad weather and also because of corporate and consumer hesitancy to make purchase and investment decisions during the Iraqi conflict.

The second quarter saw interest rates fall sharply in anticipation of U.S. Federal Reserve easing. As a result, the bond markets delivered very strong absolute returns. The second quarter of 2003 proved to be one of the highest performing in history for investment grade corporates, with April's return premium of 1.5% over like duration Treasuries, qualifying that month as the third best in the past decade. Despite fears of deflation risk, credit spreads, as measured by the LB U.S. Credit Index, tightened 23 basis points, reflecting investors' uncurbed appetite for yield in a low-rate environment as well as legitimate improvement in fundamental credit quality. Lower quality sectors delivered the strongest


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


returns, led by the Baa/BBB sector, which produced a return premium of 347 basis points over like duration Treasuries year-to-date. Investors' increased confidence and willingness to take on more risk was also demonstrated during the strong rebound in equity prices over the same period.

During the six-month period, we increased the Portfolio's allocation to high yield, in light of declining default rates and record cash flow into the sector. We also added a modest position of banking sector preferred stock as well as BBB-rated Yankee bonds. Additionally, we have maintained an interest rate hedge using Treasury futures since the end of the first quarter to keep the Portfolio's duration risk at a moderate level, in line with our forecast. Duration is now approximately 5.5 years, as opposed to 9.0 years at year-end 2002.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3


PERFORMANCE UPDATE


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/93 TO 6/30/03


Lehman Brothers Long BAA U.S. Credit Index: $22,821
Lipper Corporate Debt BBB-Rated Funds Average: $19,609
AllianceBernstein Bond Fund Corporate Bond Portfolio Class A: $19,149


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                     AllianceBernstein     Lehman Brothers         Lipper
                         Bond Fund             Long BAA        Corporate Debt
                       Corporate Bond        U.S. Credit         BBB-Rated
                      Portfolio Class A         Index          Funds Average
-------------------------------------------------------------------------------
      6/30/93              $  9,574            $ 10,000           $ 10,000
      6/30/94              $  9,327            $  9,620           $  9,847
      6/30/95              $ 10,564            $ 11,564           $ 11,163
      6/30/96              $ 11,847            $ 12,134           $ 11,865
      6/30/97              $ 13,812            $ 13,480           $ 13,142
      6/30/98              $ 15,010            $ 15,450           $ 14,542
      6/30/99              $ 14,397            $ 15,331           $ 14,653
      6/30/00              $ 14,987            $ 15,564           $ 15,060
      6/30/01              $ 16,788            $ 17,448           $ 16,544
      6/30/02              $ 15,865            $ 18,392           $ 17,184
      6/30/03              $ 19,149            $ 22,821           $ 19,609


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Corporate Bond Portfolio Class A shares (from 6/30/93 to 6/30/03) as compared to the performance of an appropriate broad-based index and the Lipper Corporate Debt BBB-Rated Funds Average. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB-Rated Funds Average reflects performance of 28 funds (based on the number of funds in the average from 6/30/93 to 6/30/03). These funds have generally similar investment objectives to AllianceBernstein Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing AllianceBernstein Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including AllianceBernstein Bond Fund Corporate Bond Portfolio.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO SUMMARY
June 30, 2003


INCEPTION DATES
Class A Shares
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $1,144.5


SECURITY TYPE
    6.7%   Preferred Stock
    1.6%   Sovereign Debt
    0.4%   Yankee Bonds

CORPORATE
   14.3%   Public Utilities -- Electric & Gas
    8.1%   Broadcasting/Media
    7.9%   Communications
    5.6%   Paper/Packaging                             [PIE CHART OMITTED]
    5.2%   Financial
    4.9%   Communications -- Mobile
    4.5%   Energy
    4.3%   Banking
    4.3%   Automotive
    3.9%   Cable
    3.8%   Petroleum Products
    3.3%   Services
    2.8%   Insurance
    2.8%   Aerospace & Defense
    2.7%   Building/Real Estate
    9.8%   Other

    3.1%   Short-Term


All data as of June 30, 2003. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 2.5% weightings in Chemicals, Containers, Entertainment & Leisure, Food/Beverage, Gaming, Health Care, Hotel/Lodging, Miscellaneous Industrial, Metals/Mining, Publishing, Retail and Technology.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5


INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2003

Class A Shares
-------------------------------------------------------------------------------
                             Without Sales Charge      With Sales Charge
                 1 Year             20.75%                   15.67%
                5 Years              5.00%                    4.09%
               10 Years              7.18%                    6.71%
              SEC Yield*             4.87%

Class B Shares
-------------------------------------------------------------------------------
                             Without Sales Charge      With Sales Charge
                 1 Year             19.85%                   16.85%
                5 Years              4.24%                    4.24%
               10 Years(a)           6.74%                    6.74%
              SEC Yield*             4.36%

Class C Shares
-------------------------------------------------------------------------------
                             Without Sales Charge      With Sales Charge
                 1 Year             19.85%                   18.85%
                5 Years              4.23%                    4.23%
               10 Years              6.43%                    6.43%
              SEC Yield*             4.37%

The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2003.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO OF INVESTMENTS
June 30, 2003

Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                (000)      U.S. $ Value
-------------------------------------------------------------------------------
          CORPORATE DEBT OBLIGATIONS-92.1%
          Aerospace & Defense-2.9%
BB-       L-3 Communications Corp.
            6.125%, 7/15/13(a)                        $ 2,000    $    2,030,000
BBB       Lockheed Martin Corp.
            8.50%, 12/01/29                            14,000        19,088,300
BBB-      Raytheon Co.
            5.375%, 4/01/13                             6,000         6,358,986
            6.75%, 8/15/07                              5,000         5,664,860
                                                                 --------------
                                                                     33,142,146
                                                                 --------------
          Automotive-4.5%
BB        Dana Corp.
            10.125%, 3/15/10                            2,769         3,066,667
BBB       Ford Motor Credit Co.
            7.875%, 6/15/10                            10,000        10,730,460
BBB       General Motors Acceptance Corp.
            8.00%, 11/01/31                            15,000        14,758,095
BBB       General Motors Corp.
            8.375%, 7/15/33                            17,500        17,258,500
B+        TRW Automotive
            9.375%, 2/15/13(a)                          3,325         3,624,250
            11.00%, 2/15/13(a)                          1,655         1,812,225
                                                                 --------------
                                                                     51,250,197
                                                                 --------------
          Banking-4.5%
A-        ABN Amro
            6.523%, 11/08/12(a)                        10,000        11,391,010
BBB-      Great Western Financial Trust II
            8.206%, 2/01/27                            24,456        28,188,597
BBB-      Greenpoint Bank
            9.25%, 10/01/10                             9,165        11,656,249
                                                                 --------------
                                                                     51,235,856
                                                                 --------------
          Broadcasting/Media-8.4%
BBB+      AOL Time Warner, Inc.
            7.625%, 4/15/31                             5,000         5,792,205
BB+       British Sky Broadcasting Group Plc
            6.875%, 2/23/09                             5,000         5,658,030
            8.20%, 7/15/09                              8,590        10,194,062
BBB-      Clear Channel Communications, Inc.
            5.75%, 1/15/13                              3,500         3,793,703
BBB-      News America Holdings
            9.25%, 2/01/13                              5,000         6,688,230


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7


Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
BBB-      News America, Inc.
            7.30%, 4/30/28                           $ 25,000    $   28,475,450
B-        PanAmSat Corp.
            8.50%, 2/01/12                              3,250         3,534,375
CCC+      Paxson Communications Corp.
            10.75%, 7/15/08                             2,200         2,376,000
B         Sinclair Broadcast Group, Inc.
            8.00%, 3/15/12                              4,525         4,853,062
BBB+      Time Warner, Inc.
            8.375%, 3/15/23                            20,000        25,288,480
                                                                 --------------
                                                                     96,653,597
                                                                 --------------
          Building/Real Estate-2.8%
B+        CBRE Escrow, Inc.
            9.75%, 5/15/10(a)                             765           808,031
BB-       KB HOME
            7.75%, 2/01/10                              2,775         3,014,344
B+        LNR Property Corp.
            7.625%, 7/15/13(a)                          2,910         2,910,000
BB+       M.D.C. Holdings, Inc.
            5.50%, 5/15/13                              5,000         5,050,895
BB+       NVR, Inc.
            5.00%, 6/15/10                             10,000         9,975,000
BBB-      Pulte Homes, Inc.
            6.375%, 5/15/33                             5,000         5,059,980
BB+       The Ryland Group, Inc.
            5.375%, 6/01/08                             5,000         5,187,500
                                                                 --------------
                                                                     32,005,750
                                                                 --------------
          Cable-4.1%
BB-       CSC Holdings, Inc.
            7.875%, 2/15/18                            23,950        24,429,000
BB-       EchoStar DBS Corp.
            9.375%, 2/01/09                            11,785        12,624,681
B+        Insight Midwest LP
            9.75%, 10/01/09(a)                          2,000         2,125,000
B+        Mediacom Broadband LLC
            11.00%, 7/15/13                             2,580         2,883,150
BBB-      Rogers Cable, Inc.
            6.25%, 6/15/13(a)                           4,500         4,511,250
                                                                 --------------
                                                                     46,573,081
                                                                 --------------


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
          Chemicals-1.9%
BB+       FMC Corp.
            10.25%, 11/01/09                          $ 3,470    $    3,921,100
B-        Huntsman International LLC
            10.125%, 7/01/09                            6,524         6,295,660
BB        Lyondell Chemical Co.
            9.50%, 12/15/08                            10,000         9,550,000
B-        Resolution Performance Products
            13.50%, 11/15/10                            2,524         2,536,620
                                                                 --------------
                                                                     22,303,380
                                                                 --------------
          Communications-8.3%
BBB       AT&T Broadband Corp.
            9.455%, 11/15/22                           30,420        41,589,433
BBB+      AT&T Corp.
            8.50%, 11/15/31                             2,000         2,275,666
BBB+      Koninklijke KPN NV
            8.00%, 10/01/10                            15,000        18,601,260
BBB-      Sprint Capital Corp.
            6.875%, 11/15/28                            4,445         4,475,413
            8.75%, 3/15/32                             18,000        21,622,662
BB+       TCI Communications Financing III
            9.65%, 3/31/27                              5,000         5,975,000
                                                                 --------------
                                                                     94,539,434
                                                                 --------------
          Communications - Mobile-5.1%
BBB       AT&T Wireless Services, Inc.
            7.875%, 3/01/11                             5,000         5,915,595
            8.125%, 5/01/12                            11,500        13,883,030
            8.75%, 3/01/31                              5,000         6,202,345
B         Nextel Communications, Inc.
            9.375%, 11/15/09                           12,285        13,252,444
            9.95%, 2/15/08                             11,050        11,602,500
            10.65%, 9/15/07                             7,556         7,839,350
                                                                 --------------
                                                                     58,695,264
                                                                 --------------
          Containers-2.0%
B+        Anchor Glass Container Corp.
            11.00%, 2/15/13(a)                          2,510         2,754,725
B+        Crown European Holdings, SA
            9.50%, 3/01/11(a)                           5,225         5,669,125
B+        Greif Bros. Corp. Cl.A
            8.875%, 8/01/12                             3,800         4,104,000
BBB       Sealed Air Corp.
            6.875%, 7/15/33(a)                         10,000        10,231,200
                                                                 --------------
                                                                     22,759,050
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9


Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
          Energy-4.7%
BBB       Devon Energy Corp.
            7.95%, 4/15/32                           $ 10,000    $   12,914,020
BBB       Kerr-McGee Corp.
            7.875%, 9/15/31                            20,000        24,543,500
BBB       Valero Energy Corp.
            7.50%, 4/15/32                              9,000        10,234,602
            8.75%, 6/15/30                              5,000         6,425,590
                                                                 --------------
                                                                     54,117,712
                                                                 --------------
          Entertainment & Leisure-0.8%
B         Six Flags, Inc.
            9.50%, 2/01/09                              3,125         3,093,750
B-        Universal City Development Partners
            11.75%, 4/01/10(a)                          5,055         5,573,137
                                                                 --------------
                                                                      8,666,887
                                                                 --------------
          Financial-5.4%
A-        Brascan Corp.
            7.375%, 3/01/33                             4,500         4,959,000
BBB       Cendant Corp.
            7.375%, 1/15/13                            10,000        11,800,000
BBB+      EOP Operating LP
            7.00%, 7/15/11                              5,000         5,811,965
B         JSG Funding Plc
            9.625%, 10/01/12                            2,605         2,891,550
BBB       MBNA America Bank
            7.125%, 11/15/12                            5,000         5,867,870
A         Ohio National Financial Services, Inc.
            6.35%, 4/01/13(a)                           5,000         5,300,785
BBB-      Safeco Capital Trust I
            8.072%, 7/15/37                            13,000        15,109,419
A-        Transamerica Capital II
            7.65%, 12/01/26(a)                         10,000        10,133,410
                                                                 --------------
                                                                     61,873,999
                                                                 --------------
          Food/Beverage-0.5%
B+        Dole Food Co., Inc.
            8.875%, 3/15/11(a)                          2,170         2,311,050
B+        Swift & Co.
            10.125%, 10/01/09(a)                        3,500         3,657,500
                                                                 --------------
                                                                      5,968,550
                                                                 --------------
          Gaming-0.3%
BB+       Park Place Entertainment Corp.
            9.375%, 2/15/07                             3,500         3,885,000
                                                                 --------------
          Healthcare-1.5%
B-        Concentra Operating Corp.
            13.00%, 8/15/09                             2,390         2,605,100


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
BBB-      HCA, Inc.
            6.25%, 2/15/13                            $ 4,000    $    4,085,100
            6.30%, 10/01/12                             5,000         5,120,700
            7.125%, 6/01/06                             4,500         4,895,339
                                                                 --------------
                                                                     16,706,239
                                                                 --------------
          Hotel/Lodging-0.9%
B         Corrections Corp. of America
            9.875%, 5/01/09                             1,155         1,295,044
B         Extended Stay America, Inc.
            9.875%, 6/15/11                             6,250         6,750,000
B+        Intrawest Corp.
            9.75%, 8/15/08                              2,600         2,726,750
                                                                 --------------
                                                                     10,771,794
                                                                 --------------
          Insurance-3.0%
BB        Crum & Forster
            10.375%, 6/15/13(a)                         1,935         1,968,862
BBB-      Markel Corp.
            6.80%, 2/15/13                             10,750        11,715,006
A-        Nationwide Mutual Insurance Co.
            7.875%, 4/01/33(a)                          5,000         5,917,760
            8.25%, 12/01/31(a)                          5,000         6,199,625
A-        Zurich Capital Trust I
            8.376%, 6/01/37(a)                          7,500         8,266,110
                                                                 --------------
                                                                     34,067,363
                                                                 --------------
          Metals/Mining-0.9%
BBB-      Inco, Ltd.
            7.20%, 9/15/32                              5,000         5,528,570
BBB       WMC Finance USA
            5.125%, 5/15/13(a)                          4,000         4,139,152
                                                                 --------------
                                                                      9,667,722
                                                                 --------------
          Miscellaneous Industrial-0.3%
B         Flowserve Corp.
            12.25%, 8/15/10                             1,173         1,372,410
BB+       SPX Corp.
            7.50%, 1/01/13                              2,345         2,550,188
                                                                 --------------
                                                                      3,922,598
                                                                 --------------
          Paper/Packaging-5.8%
BB+       Abitibi-Consolidated, Inc.
            8.50%, 8/01/29                              7,190         7,390,781
            8.85%, 8/01/30                              7,000         7,461,566
B-        Berry Plastics Corp.
            10.75%, 7/15/12                             3,925         4,337,125
BB+       Bowater, Inc.
            6.50%, 6/15/13(a)                           5,000         4,752,525
BB+       Georgia-Pacific Corp.
            9.375%, 2/01/13(a)                          2,500         2,768,750


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11


Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
B+        Graphic Packaging Corp.
            8.625%, 2/15/12                           $ 2,500    $    2,562,500
BBB       MeadWestvaco Corp.
            6.80%, 11/15/32                             5,000         5,485,960
BBB       Norske Skogindustrier ASA
            7.625%, 10/15/11(a)                        10,000        11,433,170
B+        Owens-Brockway Glass Container
            8.25%, 5/15/13(a)                           2,000         2,100,000
            8.875%, 2/15/09                             7,660         8,349,400
B+        Plastipak Holdings, Inc.
            10.75%, 9/01/11                             1,961         2,108,075
B-        Pliant Corp.
            13.00%, 6/01/10                             1,980         1,871,100
B         Smurfit-Stone Container Corp.
            8.25%, 10/01/12                             4,205         4,530,887
B         Stone Container Corp.
            9.75%, 2/01/11                              1,625         1,787,500
                                                                 --------------
                                                                     66,939,339
                                                                 --------------
          Petroleum Products-4.0%
BBB       Amerada Hess Corp.
            7.875%, 10/01/29                           10,000        12,208,590
BB-       CITGO Petroleum Corp.
            11.375%, 2/01/11(a)                         5,000         5,600,000
BBB-      Pemex Project Funding Master Trust
            7.375%, 12/15/14(a)(b)                     10,000        10,975,000
            8.625%, 2/01/22(a)(b)                      10,000        11,450,000
BBB-      PF Export Receivables Master Trust
            Series A
            6.436%, 6/01/15(a)                          5,000         5,075,000
                                                                 --------------
                                                                     45,308,590
                                                                 --------------
          Public Utilities - Electric & Gas-15.0%
BBB       American Electric Power Co., Inc.
            Series C
            5.375%, 3/15/10                             5,000         5,353,235
BBB-      Calenergy Co., Inc.
            8.48%, 9/15/28                             30,000        39,662,550
BBB       CenterPoint Energy Resources Corp.
            7.875%, 4/01/13(a)                         29,935        34,492,783
BBB       Cincinnati Gas & Electric Co.
            Series B
            5.375%, 6/15/33                             6,000         5,767,344


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
BBB-      Dominion Resources Capital Trust III
            8.40%, 1/15/31                           $ 29,000    $   36,520,106
BBB-      FirstEnergy Corp.
            Series A
            5.50%, 11/15/06                             1,570         1,684,579
BBB-      FirstEnergy Corp.
            7.375%, 11/15/31                           16,455        18,500,258
BBB       Nisource Finance Corp.
            7.875%, 11/15/10                           15,000        17,735,940
BBB-      Oncor Electric Delivery Co.
            7.00%, 9/01/22                              5,000         5,591,825
NR        PG&E Corp.
            6.875%, 7/15/08(a)                          1,335         1,381,725
BB        SEMCO Energy, Inc.
            7.125%, 5/15/08(a)                            415           435,750
            7.75%, 5/15/13(a)                           1,585         1,695,950
B+        The AES Corp.
            8.75%, 5/15/13(a)                             955           997,975
            9.00%, 5/15/15(a)                           1,565         1,643,250
                                                                 --------------
                                                                    171,463,270
                                                                 --------------
          Publishing-0.4%
B         Dex Media East LLC
            9.875%, 11/15/09                            4,000         4,480,000
                                                                 --------------
          Retail-0.5%
BBB+      Limited Brands
            6.125%, 12/01/12                            5,000         5,534,630
                                                                 --------------
          Services-3.4%
B+        Allied Waste North America, Inc.
            10.00%, 8/01/09                             6,500         6,938,750
B         Iron Mountain, Inc.
            8.625%, 4/01/13                             2,000         2,150,000
BB-       Service Corp.
            6.00%, 12/15/05                             2,500         2,531,250
            7.70%, 4/15/09                              2,500         2,562,500
BBB       Waste Management, Inc.
            7.75%, 5/15/32                             20,000        25,147,920
                                                                 --------------
                                                                     39,330,420
                                                                 --------------
          Technology-0.2%
B         ON Semiconductor Corp.
            12.00%, 3/15/10                             2,500         2,787,500
                                                                 --------------
          Total Corporate Debt Obligations
            (cost $952,116,940)                                   1,054,649,368
                                                                 --------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13


                                                    Shares or
Standard                                            Principal
& Poor's                                               Amount
Ratings+                                                 (000)     U.S. $ Value
-------------------------------------------------------------------------------
          PREFERRED STOCKS-7.0%
          Banking-2.7%
A-        BNY Capital V
            Series F                                      400    $   10,304,000
BBB       Equity Residential
            Series N                                      200         4,987,500
BBB+      Wachovia Corp.
            Series A                                      200         5,556,260
A-        Wells Fargo Capital Trust VII                   400        10,274,660
                                                                 --------------
                                                                     31,122,420
                                                                 --------------
          Communications-3.0%
BBB+      Centaur Funding Corp.
            Series B(a)                                    28        34,049,120
                                                                 --------------
          Financial-1.3%
A2        Household Finance Corp.(c)                      545        14,813,100
                                                                 --------------
          Total Preferred Stocks
            (cost $72,800,564)                                       79,984,640
                                                                 --------------
          SOVEREIGN DEBT OBLIGATIONS-1.6%
          Mexico-1.6%
BBB-      United Mexican States
            6.375%, 1/16/13 (b)                       $ 9,000         9,553,500
            8.00%, 9/24/22 (b)                          8,000         9,030,000
                                                                 --------------
          Total Sovereign Debt Obligations
            (cost $16,617,376)                                       18,583,500
                                                                 --------------
          YANKEE BONDS-0.5%
BBB       TPSA Finance BV
            7.75%, 12/10/08(a)
            (cost $4,880,962)                           4,500         5,220,000
                                                                 --------------
          SHORT-TERM INVESTMENTS-3.3%
          Time Deposit-2.9%
A-1+      Societe Generale Cayman Islands
            1.31%, 7/01/03                             32,700        32,700,000
                                                                 --------------
          U.S. Treasury Bills-0.4%
AAA       U.S. Treasury Bills
            Zero coupon, 7/24/03                          750           749,506
            Zero coupon, 8/07/03(d)                     4,000         3,995,581
                                                                 --------------
                                                                      4,745,087
                                                                 --------------
          Total Short-Term Investments
            (cost $37,445,087)                                       37,445,087
                                                                 --------------


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
          Total Investments-104.5%
            (cost $1,083,860,929)                                $1,195,882,595
          Other assets less liabilities*-(4.5%)                     (51,387,171)
                                                                 --------------
          Net Assets-100%                                        $1,144,495,424
                                                                 ==============


* SECURITIES LENDING INFORMATION

Includes cash collateral received of $92,687,120 (representing 8.1% of net assets) for securities on loan as of June 30, 2003 (see Note E). The lending agent invested the cash collateral in short-term investments and interest received on these investments as follows:


                                                  PRINCIPAL
                                      CURRENT      AMOUNT
SHORT-TERM INVESTMENTS                 YIELD        (000)        U.S.$ VALUE
                                     ========   =============   ==============
CC USA, 6/14/04                        1.06%     $    25,000     $ 24,998,750
Gotham Funding, 7/07/03                1.30           25,000       24,971,111
ZCM Matched Funding, 7/11/03           1.21           25,000       24,974,792

                                                    SHARES
                                                =============
UBS Private Money Market Fund, LLC     1.15%      17,751,288       17,751,288
                                                                 ------------
Total Short-Term Investments                                     $ 92,695,941
                                                                 ============


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)

                                                        VALUE AT
             NUMBER OF     EXPIRATION     ORIGINAL      JUNE 30,     UNREALIZED
   TYPE       CONTRACTS     MONTH          VALUE          2003      APPRECIATION
============  =========  ===========  =============  =============  ============
U.S.Treasury
Note 5 Yr                 September
Futures         3,016       2003       $347,959,847   $347,217,000    $ 742,847


REVERSE REPURCHASE AGREEMENTS (see Note D)

      BROKER          INTEREST RATE          MATURITY             AMOUNT
=================   =================   =================   =================
   Deutsche Bank          1.35%               7/01/03         $  8,441,265
   Deutsche Bank          1.30               12/31/03           11,635,420
   Deutsche Bank          1.30               12/31/03           10,955,395
   Deutsche Bank          1.00               12/31/03            9,814,773
                                                              ------------
                                                              $ 40,846,853
                                                              ------------


(a) Security is exempt from Registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the aggregate market value of these securities amounted to $235,405,205 or 20.6% of net assets.

(b) Positions, or portions thereof, with an aggregate market value of $41,008,500 have been segregated to collateralize reverse repurchase agreements.

(c) Moody's Rating (unaudited)

(d) Position with a market value of $3,995,581 has been segregated to collateralize margin requirements for the open futures contracts.

+   Unaudited

    Glossary:

    NR - Rating not applied for

    See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15


STATEMENT OF ASSETS & LIABILITIES
June 30, 2003

ASSETS
Investments in securities, at value (cost $1,083,860,929)     $1,195,882,595(a)
Cash                                                                 254,196
Collateral held for securities loaned                             92,687,120
Interest receivable                                               19,088,869
Receivable for investment securities sold                         14,115,348
Receivable for capital stock sold                                  5,439,033
                                                              --------------
Total assets                                                   1,327,467,161
                                                              --------------
LIABILITIES
Payable for collateral received on securities loaned              92,687,120
Payable for reverse repurchase agreements                         40,846,853
Payable for investment securities purchased                       38,384,442
Payable for capital stock redeemed                                 6,946,705
Dividends payable                                                  1,692,217
Payable for variation margin on futures contracts                    801,125
Distribution fee payable                                             630,343
Advisory fee payable                                                 529,696
Accrued expenses                                                     453,236
                                                              --------------
Total liabilities                                                182,971,737
                                                              --------------
Net Assets                                                    $1,144,495,424
                                                              ==============
COMPOSITION OF NET ASSETS
Capital stock, at par                                         $       95,202
Additional paid-in capital                                     1,414,860,994
Distributions in excess of net investment income                  (2,436,049)
Accumulated net realized loss on investment transactions        (380,789,236)
Net unrealized appreciation of investments                       112,764,513
                                                              --------------
                                                              $1,144,495,424
                                                              ==============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($555,978,916 / 46,229,283 shares of capital stock
  issued and outstanding)                                             $12.03
Sales charge--4.25% of public offering price                             .53
                                                                      ------
Maximum offering price                                                $12.56
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($418,095,115 / 34,796,170 shares of capital stock
  issued and outstanding)                                             $12.02
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($168,123,652 / 13,985,756 shares of capital stock
  issued and outstanding)                                             $12.02
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($2,297,741 / 190,925 shares of capital stock issued
  and outstanding)                                                    $12.03
                                                                      ======


(a)  Includes securities on loan with a value of $89,198,686 (see Note E).

     See notes to financial statements.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF OPERATIONS
Year Ended June 30, 2003


INVESTMENT INCOME
Interest                                          $ 85,957,808
Dividends                                            3,583,948     $ 89,541,756
                                                  ------------
EXPENSES
Advisory fee                                         6,127,526
Distribution fee -- Class A                          1,554,225
Distribution fee -- Class B                          4,195,104
Distribution fee -- Class C                          1,619,502
Transfer agency                                      2,090,187
Printing                                               414,642
Custodian                                              258,504
Administrative                                         125,000
Registration fees                                       89,002
Audit and legal                                         72,429
Directors' fees                                         19,728
Miscellaneous                                           64,085
                                                  ------------
Total expenses before interest                      16,629,934
Interest expense                                       327,763
                                                  ------------
Total expenses                                      16,957,697
Less: expense offset arrangement
  (see Note B)                                          (1,897)
                                                  ------------
Net expenses                                                         16,955,800
                                                                   ------------
Net investment income                                                72,585,956
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized loss on:
  Investment transactions                                           (38,974,852)
 Futures contracts                                                  (12,430,731)
Net change in unrealized appreciation/
  depreciation of:
  Investments                                                       179,649,612
  Futures contracts                                                     742,847
                                                                   ------------
Net gain on investment transactions                                 128,986,876
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $201,572,832
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17


STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                 June 30, 2003    June 30, 2002
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $   72,585,956   $   94,617,332
Net realized loss on investment
  transactions                                     (51,405,583)    (115,606,822)
Net change in unrealized appreciation/
  depreciation of investments                      180,392,459      (54,000,835)
                                                --------------   --------------
Net increase (decrease) in net assets from
  operations                                       201,572,832      (74,990,325)

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                          (35,897,785)     (43,343,570)
  Class B                                          (26,405,194)     (37,442,989)
  Class C                                          (10,193,042)     (13,830,773)
  Advisor Class                                        (69,827))             -0-
Distributions in excess of net investment
  income
  Class A                                                   -0-        (277,384)
  Class B                                                   -0-        (239,622)
  Class C                                                   -0-         (88,514)
  Advisor Class                                             -0-              -0-
Tax return of capital
  Class A                                           (1,251,077)      (1,954,848)
  Class B                                             (920,250)      (1,688,725)
  Class C                                             (355,239)        (623,785)
  Advisor Class                                         (2,434)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase (decrease)                           (140,779,501)     107,857,059
                                                --------------   --------------
Total decrease                                     (14,301,517)     (66,623,476)

NET ASSETS
Beginning of period                              1,158,796,941    1,225,420,417
                                                --------------   --------------
End of period                                   $1,144,495,424   $1,158,796,941
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
June 30, 2003

NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund"), formerly Alliance Bond Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19


Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market,(but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts as adjustments to interest income. Additionally, the Portfolio amortizes premiums on debt securities for financial statement reporting purposes.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $125,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2003.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,366,013 for the year ended June 30, 2003.

For the year ended June 30, 2003, the Portfolio's expenses were reduced by $1,897 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $29,192 from the sales of Class A shares and $9,048, $598,146 and $46,997 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2003.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21


NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $14,090,845 and $5,063,258 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2003, were as follows:

                                                   Purchases         Sales
                                                ==============   ==============
Investment securities (excluding U.S.
  government securities)                        $1,184,651,064   $  833,867,209
U.S. government securities                         699,367,908    1,157,989,497


At June 30, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures) are as follows:

Cost                                                             $1,085,416,856
                                                                 --------------
Gross unrealized appreciation                                       113,224,360
Gross unrealized depreciation                                        (2,758,621)
                                                                 --------------
Net unrealized appreciation                                      $  110,465,739
                                                                 --------------


1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value.

3. Swap Agreements

The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for invest-


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23


ment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments. Realized gains and losses from terminated swap contracts are included in net realized gain or loss on investment transactions.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended June 30, 2003, the average amount of reverse repurchase agreements outstanding was $25,494,813 and the daily weighted average interest rate was 1.64%.

NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the"Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of June 30, 2003, the Portfolio had loaned securities with a value of $89,198,686 and received cash collateral of $92,687,120 which was invested in short-term securities as included in the footnotes to the accompanying portfolio of investments. For the year ended June 30, 2003, the Portfolio earned fee income of $252,967 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended     Year Ended      Year Ended
                       June 30,       June 30,      June 30,        June 30,
                         2003           2002          2003            2002
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           14,552,214    17,526,462   $ 185,571,781   $ 211,137,765
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        2,138,633     2,351,837      23,617,128      28,093,903
-------------------------------------------------------------------------------
Shares converted
  from Class B         5,513,902     2,816,769      36,289,286      33,551,898
-------------------------------------------------------------------------------
Shares redeemed      (24,652,867)  (17,165,859)   (271,702,238)   (205,172,093)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (2,448,118)    5,529,209   $ (26,224,043)  $  67,611,473
===============================================================================

CLASS B
Shares sold            6,602,364    14,019,337   $  73,365,336   $ 169,590,699
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        1,355,293     1,812,162      14,932,280      21,677,353
-------------------------------------------------------------------------------
Shares converted
  to Class A          (5,511,083)   (2,817,044)    (36,289,286)    (33,551,898)
-------------------------------------------------------------------------------
Shares redeemed      (10,500,542)  (11,640,615)   (139,384,003)   (138,718,474)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (8,053,968)    1,373,840   $ (87,375,673)  $  18,997,680
===============================================================================



_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                       June 30,      June 30,       June 30,        June 30,
                         2003          2002           2003            2002
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold            3,130,196     6,102,894   $  34,950,768   $  73,519,678
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          476,779       671,626       5,255,130       8,042,057
-------------------------------------------------------------------------------
Shares redeemed       (6,386,613)   (5,056,101)    (69,528,339)    (60,313,829)
-------------------------------------------------------------------------------
Net increase
  (decrease)          (2,779,638)    1,718,419   $ (29,322,441)  $  21,247,906
===============================================================================


                                                     Shares         Amount
                                                 --------------  --------------
                                                    August 8,      August 8,
                                                     2002(a)        2002(a)
                                                   to June 30,    to June 30,
                                                      2003           2003
                                                 --------------  --------------
ADVISOR CLASS
Shares sold                                            424,628   $   4,825,230
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends
  and distributions                                      5,258          60,857
-------------------------------------------------------------------------------
Shares redeemed                                       (238,961)     (2,743,431)
-------------------------------------------------------------------------------
Net increase                                           190,925   $   2,142,656
===============================================================================

(a)  Commencement of distribution.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2003.

NOTE H
Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTE I
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 were as follows:

                                                 2003              2002
                                             =============     =============
Distributions paid from:
  Ordinary income                            $  72,565,848     $  94,986,020
                                             -------------     -------------
  Total taxable distributions                   72,565,848        94,986,020
  Tax return of capital                          2,529,000         4,267,358
                                             -------------     -------------
Total distributions paid                     $  75,094,848     $  99,253,378(a)
                                             =============     =============


As of June 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:


Accumulated capital and other losses                           $(379,234,294)(b)
                                                               -------------
Unrealized appreciation/(depreciation)                           110,465,739(c)
                                                               -------------
Total accumulated earnings/(deficit)                           $(268,768,555)
                                                               =============


(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On June 30, 2003, the Portfolio had a net capital loss carryforward of $379,234,294, of which $3,517,339 expires in the year 2004, $8,737,781 expires in the year 2007, $125,726,446 expires in the year 2008, $54,554,000 expires in the year 2009, $52,066,319 expires in the year 2010, and $134,632,409 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended June 30, 2003, $2,817,216 of capital loss carryforwards expired.

(c) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums.

During the current fiscal year, permanent differences, primarily due to a tax return of capital, expiration of capital loss carryforwards and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a decrease in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Class A
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
   period                                     $10.70       $12.29       $11.91       $12.49       $14.19

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(b)                         .77          .94          .97         1.04         1.06
Net realized and unrealized
   gain (loss) on investment
   transactions                                 1.35        (1.55)         .42         (.55)       (1.64)
Net increase (decrease) in net
   asset value from
   operations                                   2.12         (.61)        1.39          .49         (.58)

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.76)        (.94)        (.97)       (1.04)       (1.07)
Distributions in excess of net
   investment income                              -0-          -0-        (.01)          -0-        (.01)
Tax return of capital                           (.03)        (.04)        (.03)        (.03)        (.04)
Total dividends and
   distributions                                (.79)        (.98)       (1.01)       (1.07)       (1.12)
Net asset value, end of
   period                                     $12.03       $10.70       $12.29       $11.91       $12.49

TOTAL RETURN
Total investment return based
   on net asset value(c)                       20.75%       (5.51)%      12.03%        4.11%       (4.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $555,979     $520,984     $530,446     $473,578     $476,141
Ratio to average net assets of:
   Expenses                                     1.16%        1.12%        1.31%        1.12%        1.11%
   Expenses, excluding
      interest expense                          1.13%        1.09%        1.09%        1.11%        1.11%
   Net investment income                        6.96%        7.79%        7.95%        8.51%        8.13%
Portfolio turnover rate                          171%         276%         340%         302%         281%



See footnote summary on page 31.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class B
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
   period                                     $10.70       $12.30       $11.92       $12.49       $14.19

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(b)                         .69          .85          .88          .95          .97
Net realized and unrealized
   gain (loss) on investment
   transactions                                 1.35        (1.55)         .42         (.54)       (1.64)
Net increase (decrease) in net
   asset value from
   operations                                   2.04         (.70)        1.30          .41         (.67)

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.70)        (.85)        (.88)        (.95)        (.98)
Distributions in excess of net
   investment income                              -0-        (.01)        (.01)          -0-        (.01)
Tax return of capital                           (.02)        (.04)        (.03)        (.03)        (.04)
Total dividends and
   distributions                                (.72)        (.90)        (.92)        (.98)       (1.03)
Net asset value, end of
   period                                     $12.02       $10.70       $12.30       $11.92       $12.49

TOTAL RETURN
Total investment return based
   on net asset value(c)                       19.85%       (6.23)%      11.24%        3.39%       (4.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $418,095     $458,394     $509,953     $477,259     $630,631
Ratio to average net assets of:
   Expenses                                     1.88%        1.83%        2.03%        1.83%        1.82%
   Expenses, excluding
      interest expense                          1.85%        1.80%        1.81%        1.83%        1.82%
   Net investment income                        6.27%        7.05%        7.18%        7.77%        7.41%
Portfolio turnover rate                          171%         276%         340%         302%         281%



See footnote summary on page 31.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class C
                                            ---------------------------------------------------------------
                                                                  Year Ended June 30,
                                            ---------------------------------------------------------------
                                                2003         2002(a)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of
   period                                     $10.70       $12.30       $11.91       $12.49       $14.19

INCOME FROM INVESTMENT
   OPERATIONS
Net investment income(b)                         .69          .85          .89          .94          .97
Net realized and unrealized
   gain (loss) on investment
   transactions                                 1.35        (1.55)         .42         (.54)       (1.64)
Net increase (decrease) in net
   asset value from
   operations                                   2.04         (.70)        1.31          .40         (.67)

LESS: DIVIDENDS AND
   DISTRIBUTIONS
Dividends from net
   investment income                            (.70)        (.85)        (.89)        (.95)        (.98)
Distributions in excess of net
   investment income                              -0-        (.01)          -0-          -0-        (.01)
Tax return of capital                           (.02)        (.04)        (.03)        (.03)        (.04)
Total dividends and
   distributions                                (.72)        (.90)        (.92)        (.98)       (1.03)
Net asset value, end of
   period                                     $12.02       $10.70       $12.30       $11.91       $12.49

TOTAL RETURN
Total investment return based
   on net asset value(c)                       19.85%       (6.23)%      11.33%        3.30%       (4.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $168,123     $179,418     $185,022     $176,814     $204,271
Ratio to average net assets of:
   Expenses                                     1.87%        1.82%        2.03%        1.83%        1.81%
   Expenses, excluding
      interest expense                          1.84%        1.79%        1.81%        1.82%        1.81%
   Net investment income                        6.28%        7.07%        7.22%        7.75%        7.37%
Portfolio turnover rate                          171%         276%         340%         302%         281%



See footnote summary on page 31.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                  Advisor Class
                                                                 --------------
                                                                    August 8,
                                                                   2002(d) to
                                                                    June 30,
                                                                      2003
                                                                 --------------
Net asset value, beginning of period                                 $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)                                                .69
Net realized and unrealized gain on investment transactions            1.85
Net increase in net asset value from operations                        2.54

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                   (.70)
Tax Return of Capital                                                  (.02)
Total dividends and distributions                                      (.72)
Net asset value, end of period                                       $12.03

TOTAL RETURN
Total investment return based on net asset value(c)                   25.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                            $2,298
Ratio to average net assets of:
   Expenses                                                             .88%(e)
   Expenses, excluding interest expense                                 .85%(e)
   Net investment income                                               6.90%(e)
Portfolio turnover rate                                                 171%


(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of AllianceBernstein
Bond Fund, Inc. Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Corporate Bond Portfolio (the "Portfolio") (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., formerly, the Alliance Bond Fund, Inc.) as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio of the AllianceBernstein Bond Fund, Inc. at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
August 8, 2003



TAX INFORMATION (unaudited)

For the fiscal year ended June 30, 2003 certain dividends paid by the Portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designates a maximum amount of $1,611,318 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Lawrence J. Shaw, Vice President
Michael A. Snyder, Vice President
Paul J. DeNoon, Vice President
Matthew D.W. Bloom, Vice President
S. Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                 IN FUND          OTHER
     NAME, AGE OF DIRECTOR,                PRINCIPAL                             COMPLEX       DIRECTORSHIPS
            ADDRESS                      OCCUPATION(S)                         OVERSEEN BY       HELD BY
      (YEARS OF SERVICE*)             DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

John D. Carifa,** 58              President, Chief Operating Officer                113             None
1345 Avenue of the                and a Director of Alliance Capital
Americas                          Management Corporation
New York, NY 10105 (15)           ("ACMC"), with which he has
                                  been associated since prior to
                                  1998.

DISINTERESTED DIRECTORS

Ruth Block,#+, 72                 Formerly Executive Vice President                  94             None
P.O. Box 4623,                    and Chief Insurance Officer of The
Stamford, CT 06903 (15)           Equitable Life Assurance Society
                                  of the United States; Chairman
                                  and Chief Executive Officer of
                                  Evlico; Director of Avon, BP (oil
                                  and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                  Financial Group, and Donaldson
                                  Lufkin & Jenrette Securities
                                  Corporation; former Governor at
                                  Large-National Association of
                                  Securities Dealers, Inc.

David H. Dievler,#+, 73           Independent consultant. Until                      98             None
P.O. Box 167,                     December 1994, he was Senior
Spring Lake, NJ 07762             Vice President of ACMC
(15)                              responsible for mutual fund
                                  administration. Prior to joining
                                  ACMC in 1984, he was Chief
                                  Financial Officer of Eberstadt
                                  Asset Management since 1968.
                                  Prior to that, he was Senior
                                  Manager at Price Waterhouse &
                                  Co. Member of American Institute
                                  of Certified Public Accountants
                                  since 1953.

John H. Dobkin,#+, 61             Consultant. He was formerly                        95             None
P.O. Box 12,                      President of Save Venice, Inc.
Annandale, NY 12504 (5)           from 2001-2002, Senior Advisor
                                  from June 1999-June 2000 and
                                  President (December 1989-May
                                  1999) of Historic Hudson Valley
                                  (historic preservation). Previously,
                                  Director of the National Academy
                                  of Design. During 1988-92, he
                                  was Director and Chairman of the
                                  Audit Committee of ACMC.



_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO



                                                                               PORTFOLIOS
                                                                                 IN FUND          OTHER
     NAME, AGE OF DIRECTOR,                PRINCIPAL                             COMPLEX       DIRECTORSHIPS
            ADDRESS                      OCCUPATION(S)                         OVERSEEN BY       HELD BY
      (YEARS OF SERVICE*)             DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+, 70      Investment Adviser and an                         110             None
2 Sound View Drive                independent consultant. He was
Suite 100                         formerly Senior Manager of
Greenwich, CT 06830 (5)           Barrett Associates, Inc., a
                                  registered investment adviser,
                                  with which he had been
                                  associated since prior to 1998.
                                  He was formerly Deputy
                                  Comptroller of the State of New
                                  York and, prior thereto, Chief
                                  Investment Officer of the New
                                  York Bank for Savings.

Clifford L. Michel,#+, 64         Senior Counsel of the law firm of                  94           Placer Dome,
St. Bernard's Road                Cahill Gordon & Reindel since                                       Inc.
Gladstone, NJ 07934 (15)          February 2001 and a partner of
                                  that firm for more than 25 years
                                  prior thereto. He is President and
                                  Chief Executive Officer of
                                  Wenonah Development Company
                                  (investments) and a Director of
                                  the Placer Dome Inc. (mining).

Donald J. Robinson,#+, 69         Senior Counsel to the law firm of                  93             None
98 Hell's Peak Road               Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161 (6)              since prior to 1998. Formerly a
                                  senior partner and a member of
                                  the Executive Committee of that
                                  firm. He was also a member and
                                  Chairman of the Municipal
                                  Securities Rulemaking Board
                                  and a Trustee of the Museum of
                                  the City of New York.



*  There is no stated term of office for the Fund's directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35


Officer Information

Certain information concerning the Fund's Officers is set forth below.



          NAME,                        POSITION(S)                        PRINCIPAL OCCUPATION
     ADDRESS* AND AGE                HELD WITH FUND                       DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Kathleen A. Corbet, 43            Senior Vice President           Executive Vice President of Alliance Capital
                                                                  Management Corporation (ACMC)**, with which
                                                                  she has been associated since prior to 1998.

Matthew D.W. Bloom, 47            Vice President                  Senior Vice President ACMC**, with which he
                                                                  has been associated since prior to 1998.

Jeffrey S. Phlegar, 36            Vice President                  Vice President of ACMC**, with which he has
                                                                  been associated since prior to 1998.

Sean Kelleher, 42                 Vice President                  Senior Vice President of ACMC** since 1999.
                                                                  Previously, a manager of the MBS swaps desk
                                                                  at Deutsche Bank since 1997 and worked in
                                                                  fixed income research at Merrill Lynch since
                                                                  prior to 1998.

Paul J. DeNoon, 41                Vice President                  Senior Vice President of ACMC**, with which
                                                                  he has been associated since prior to 1998.

Lawrence J. Shaw, 52              Vice President                  Senior Vice President of ACMC**, with which
                                                                  he has been associated since prior to 1998.

Michael A. Snyder, 41             Vice President                  Senior Vice President of ACMC** since May, 2001.
                                                                  Previously he was a Managing Director in the
                                                                  high yield asset management group at Donaldson,
                                                                  Lufkin & Jenrette Corporation from 1998 to 2001,
                                                                  and a Managing Director at Bear Stearns & Co.
                                                                  from 1997 to 1998. Prior thereto, he was a
                                                                  Senior Vice President at Prudential Capital
                                                                  since prior to 1998.

Edmund P. Bergan, Jr., 53         Secretary                       Senior Vice President and General Counsel of
                                                                  AllianceBernstein Investment Research and
                                                                  Management, Inc. ("ABIRM")** and Alliance
                                                                  Global Investor Services, Inc. ("AGIS")**,
                                                                  with which he has been associated since
                                                                  prior to 1998.



_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO




          NAME,                        POSITION(S)                        PRINCIPAL OCCUPATION
     ADDRESS* AND AGE                HELD WITH FUND                       DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Officers
(continued)

Mark D. Gersten, 52               Treasurer and Chief             Senior Vice President of AGIS**, with which
                                  Financial Officer               he has been associated since prior to 1998.

Vincent S. Noto, 38               Controller                      Vice President of AGIS**, with which he has
                                                                  been associated since prior to 1998.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37


ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Balanced Shares
Disciplined Value Fund
Global Value Fund
Growth & Income Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


NOTES


_______________________________________________________________________________

ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39


NOTES


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


SM This service mark used under license from the owner, Alliance Capital Management L.P.


CBPAR0603



ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Exhibit No.      DESCRIPTION OF EXHIBIT

     10 (b) (1)       Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (b) (2)       Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

     10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date: August 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


         Date: August 22, 2003


By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  August 22, 2003